Dear Shareholders:
--------------------------------------------------------------------------------

     We are pleased to report that, for the year ended December 31, 1997, the Lexington Troika Dialog Russia Fund generated a total return of 67.5%*, making it the number 4 fund in the Overall Equity Fund Universe (4,883 funds) compiled by Lipper Analytical Services Inc. for the year. The Fund was number 1 of 131 funds in the Lipper Emerging Market Universe for the same period. Despite the recent turmoil in emerging markets in general, and in the Far East in particular, Russia was the best performing equity market in the world in 1997 as it was in 1996. The Russian market, as measured by the unmanaged Russian Trading System Index (the "Index") rose 99% in 1997 on top of an increase of 141% in 1996. Your Fund maintains a fixed income position to provide more liquidity and stability in contrast to the Index which has no fixed income component. This emphasis on liquidity has helped to protect the Fund on the downside enabling it to outperform the Index during the recent volatility in the equity markets.

     Despite the recent uncertainty in emerging markets, 1997 was a very successful year for Russia. On the political front, a strong and decisive Boris Yeltsin returned to a very active leadership role and promptly established the most reform-oriented government since the breakup of the Soviet Union. This government formulated and articulated a comprehensive macroeconomic plan which has been extremely successful to date. Inflation, which exceeded 2,500% as recently as 1991, was 11% for 1997, which is the lowest level since 1990. After seven consecutive years of economic contraction which rivals the Great Depression of the United States in its severity, GDP turned upward in 1997 with estimated growth of 0.4%. From a high of 200% in 1996, interest rates continued to decline in 1997, falling to 17% in September before rising back to about 36% as the Asian economic crisis unfolded. Faced with unrealistic revenue assumptions in the 1997 budget along with poor tax receipts, the administration took the unpopular yet responsible step of cutting government expenditures to reduce the deficit. The government's fiscal discipline was rewarded with a stabilizing economic situation, a rising stock market, and with renewed funding from the IMF and from the World Bank. At the same time, President Yeltsin was able to address one of the country's most visible and pressing problems--public sector pension and wage arrears. In succession, pension arrears, military wage arrears, and, as the year drew to a close, all remaining public sector wage arrears were paid off on time and in full.

     The year had its negative developments as well. Political infighting resulted in the dismissal of Boris Berezovsky from the government and the subsequent attacks on and demotions of Anatoly Chubais and Boris Nemtsov, the two top reformers in the Russian government. Although Viktor Chernomyrdin's star appears to have risen as a result, there is no doubt that the reformist timetable has been delayed. In particular, the much needed new tax code, considered one of the major reform objectives, is now being renegotiated with the Parliament after having made significant progress through the legislative process earlier in the year. Another high priority on the reformist agenda, the continued privatization of a number of state enterprises, was also delayed as a result. Finally, financial instability in Asia has significantly impacted all emerging markets, including Russia, whether or not the economic fundamentals support this "contagion". (Just as the Russian market was showing signs of recovery from the Asian turmoil, we were again reminded of the country's over-reliance on Yeltsin when his contraction of a flu virus brought an abrupt halt to the market rally.) The broad uncertainty surrounding emerging markets is bound to continue over the short term, thereby impeding the inflow of foreign capital which is so necessary to Russia's continued economic recovery.

     Even without any repercussions from the financial instability in Asia, there are still numerous risks in the Russian market. Political risk is still very real in a system which relies too heavily on one personality. Unemployment and underemployment remain high. Although the economy is beginning to grow, a great deal of investment capital is necessary to fuel that growth. A continuing nonpayments problem exacerbates the need for capital. Regional development is uneven, resulting in the potential for regional conflict. The country's infrastructure, legal and otherwise, is still underdeveloped as it is in many emerging markets;

this produces issues and risks not typically associated with more developed markets (shareholder rights, corruption, crime, and the like).

     As we look forward to 1998, we expect continued volatility over the short term as these risks and uncertainties continue to impact the markets. Nevertheless, we remain very optimistic about Russia's long term prospects. Despite recent setbacks, the reform program remains firmly in place. GDP growth is expected to accelerate in 1998 to 2-3 percent. Inflation is expected to decline further to between five and eight percent. The redenomination of the ruble, although largely symbolic, has proceeded smoothly thereby enhancing the credibility of the reform agenda. Having restructured its sovereign debt through entrance into the Paris Club this autumn, Russia recently successfully restructured its $35.0 billion in commercial debt to international lenders by finalizing an agreement with the London Club of creditors. There is greater cooperation between the government and the Duma, resulting in recent progress on the 1998 budget, agreement on reducing government expenditures, and, with the appointment of Mikhail Zadornov to the post of Finance Minister, the potential for a shorter timeframe for tax reform. Although the health of Yeltsin remains a cause for uncertainty, recent developments suggest a greater balance of power between the government and the Duma which should lead to more professionalism and less arbitrariness in the operation of the government.

     The performance of the Russian equity market over the past two years has been truly impressive, but these returns have been accompanied by a high level of risk, which will continue to be a prominent feature of the Russian stock market for some time to come. Although we caution against expecting 100% + returns from the market in the future, we are optimistic about the long term investment potential in Russia. To date, the returns that have been realized in this nascent market have come from basically three sectors of the economy: oil and gas, telecommunications, and energy. We continue to see very attractive investment opportunities in these sectors, but believe that these sectors are just the tip of the iceberg. As the economy continues to grow and the political, legislative, and judicial systems continue to evolve, we believe that new sectors of the economy will emerge and flourish, producing many more attractive investment opportunities for our shareholders.

     Within this environment, the Fund expects to maintain its strong emphasis on liquidity by maintaining core positions in some of the larger blue chip companies and with a substantial fixed income component. We also expect to continue our policy of supplementing our core holdings with smaller capitalization stocks in the same sectors. Finally, we will continue to broaden our industry exposure by adding new sectors as they emerge. These include transportation, engineering, auto and truck manufacturers, retail and construction. Although we expect continued volatility over the short term, we remain confident in the long term prospects for Russia and for the Fund.

     We appreciate the support of our shareholders and are happy to respond to your questions and comments. Please feel free to call us at 1-800-526-0056 or at
(201) 845-7300.

                                   Sincerely,


/s/Gavin Rankin         /s/Richard M. Hisey              /s/Robert M. DeMichele
---------------         -------------------              ----------------------
Gavin Rankin            Richard M. Hisey, CFA            Robert M. DeMichele
Portfolio Manager       Portfolio Manager                President
February, 1998          February, 1998                   February, 1998

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS HELD DECEMBER 19, 1997
(UNAUDITED)

Total Outstanding Shares as of October 24, 1997: 8,995,792


                                                                           Votes         Votes          Votes
                                                                            For         Against       Abstained
                                                                          ------       --------       ---------
1.   Consideration of the approval of an amended investment              5,999,750      71,228         141,202
     sub-advisory agreement between Lexington Management
     Corporation  and ZAO Asset  Management  Company  Troika
     Dialog  (conducting business as Troika Dialog Asset
     Management) with respect to the Fund.



[The following table represents a bar chart in the printed report.]

                                    Lexington     Russia Trading
          Year         MT Index    Troika Dialog   System Index
          ----------------------------------------------------
          07/03/96     $10,000        $10,000       $10,000
          09/30/96     $ 8,243        $ 8,363       $ 7,284
          12/31/96     $ 9,541        $10,238       $ 8,802
          03/31/97     $13,929        $16,492       $13,227
          06/30/97     $16,968        $23,567       $18,378
          09/30/97     $20,559        $28,796       $21,881
          12/31/97     $15,981        $23,370       $17,422



* 67.50% and 36.73% are the one year and since commencement (7/3/96) average annual standard total returns, respectively, for the period ended December 31, 1997. For the period July 3, 1996 (inception) to December 31, 1997, the Fund Ranked #1 out of 111 emerging markets funds and #62 out of 4,321 funds in the Overall Equity Fund Universe compiled by Lipper Analytical Services, Inc. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997


     Number of                                                                                Value
      Shares                                        Security                                (Note 1)
----------------------------------------------------------------------------------------------------------

               Common Stock & Preferred Stock:  74.3%

               Aerospace & Defense: 0.6%
  32,500,000   Aviastar1,2 .........................................................    $     788,125
                                                                                           ----------

               Airlines: 1.3%
       7,700   Aeroflot1,2 .........................................................          985,600
  10,000,000   Tyumen Avia Trans2 ..................................................          795,000
                                                                                           ----------
                                                                                            1,780,600
                                                                                           ----------
               Auto Trucks & Parts: 2.6%
               Common Stock
      25,700   Gorkovsky Auto Plant2 ...............................................        2,802,585
     100,000   Kamaz2 ..............................................................          183,250
                                                                                           ----------
                                                                                            2,985,835
                                                                                           ----------
               Preferred Stock
      10,000   Gorkovsky Auto Plant1,2 .............................................          530,000
                                                                                           ----------
                  Total Auto Trucks & Parts ........................................        3,515,835
                                                                                           ----------

               Banking: 0.8%
     151,000   Inkombank (ADR)2 ....................................................        1,094,750
                                                                                           ----------

               Brewers: 1.1%
     119,700   Sun Brewing (GDR)2 ..................................................        1,568,070
                                                                                           ----------

               Building Materials: 0.6%
      38,000   Alfa Cement1,2 ......................................................          779,000
                                                                                           ----------

               Food Wholesalers: 0.3%
      26,160   Krasny Oktyabr ......................................................          457,800
                                                                                           ----------

               Foods: 0.3%
      23,800   Samson1,2 ...........................................................          452,200
                                                                                           ----------

               Machinery: 3.0%
      67,000   Electrosila2 ........................................................          654,925
      15,000   Izhorskie Zavody2 ...................................................        1,185,750
     850,000   Krasny Kotelschik1,2 ................................................          174,250
      88,000   Leningradsky Metallurgical Plant2 ...................................        1,042,800
      50,000   Zvezda1,2 ...........................................................        1,037,500
                                                                                           ----------
                                                                                            4,095,225
                                                                                           ----------


LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (continued)


     Number of                                                                                Value
      Shares                                        Security                                (Note 1)
----------------------------------------------------------------------------------------------------------

               Medical Equipment: 0.2%
      21,900   Medpolimer1,2 .......................................................        $ 224,475
                                                                                           ----------
               Merchandising: 1.0%
       7,000   Gostiny Dvor1,2 .....................................................          210,000
     260,000   Trade House GUM .....................................................          721,500
      10,000   Trade House GUM (ADR)2 ..............................................           61,250
   1,120,000   Tsum Jsc Torgovy ....................................................          397,600
                                                                                           ----------
                                                                                            1,390,350
                                                                                           ----------
               Metals: 0.1%
       2,000   Solikamsk Magnesium Plant1,2 ........................................          186,500
                                                                                           ----------

               Natural Gas: 0.6%
               Common Stock
      15,000   Gazprom (ADR) .......................................................          361,875
                                                                                           ----------
               Preferred Stock
       1,800   Transneft1,2                                                                   540,000
                                                                                           ----------
                  Total Natural Gas ................................................          901,875
                                                                                           ----------

               Oil & Gas Holding Companies: 18.2%
               Common Stock
     261,500   Lukoil Holdings of Russia2 ..........................................        6,019,730
       2,125   Lukoil Holdings of Russia (ADR) .....................................          196,031
   7,000,000   Sibneft2 ............................................................        5,075,000
   6,550,000   Slavneft1,2 .........................................................        2,620,000
     640,000   Surgutneftegaz (ADR) ................................................        6,520,000
                                                                                           ----------
                                                                                           20,430,761
                                                                                           ----------
               Preferred Stock
       5,000   Lukoil Holdings of Russia (ADR) .....................................          162,500
     285,000   Lukoil Holdings of Russia ...........................................        4,488,750
                                                                                           ----------
                                                                                            4,651,250
                                                                                           ----------
                  Total Oil & Gas Holding Companies ................................       25,082,011
                                                                                           ----------
               Oil & Gas Producing Companies: 6.5%
               Common Stock
      10,000   Megionneftegaz2 .....................................................           52,000
     165,000   Orenburgneft2 .......................................................          965,250
     290,000   Purneftegaz2 ........................................................        2,296,800
      32,300   Tatneft (ADR) .......................................................        4,602,750
      12,300   Tomskneft2 ..........................................................          147,600
                                                                                           ----------
                                                                                            8,064,400
                                                                                           ----------



LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (continued)


     Number of                                                                                Value
      Shares                                        Security                                (Note 1)
----------------------------------------------------------------------------------------------------------


               Oil & Gas Producing Companies (continued):
               Preferred Stock
     140,000   Megionneftegaz2 .....................................................        $ 406,000
      80,000   Purneftegaz2 ........................................................          276,000
       4,000   Samaraneftegaz2 .....................................................           21,000
       4,000   Udmurtneftegaz1,2 ...................................................          145,000
                                                                                           ----------
                                                                                              848,000
                                                                                           ----------
                  Total Oil & Gas Producing Companies ..............................        8,912,400
                                                                                           ----------
               Oil Drilling: 0.9%
     355,000   Komitek Oil Company2 ................................................        1,240,725
                                                                                           ----------
               Steel & Iron: 1.2%
       2,000   Chelyabinsky Trubny Zavod2 ..........................................          290,000
     199,000   Pervouralsk Pipe Works1,2 ...........................................          572,125
      17,354   Seversky Tube Works1,2 ..............................................           56,400
      46,000   Sinarsky Trubny1,2 ..................................................          280,600
   4,450,000   Taganrogaky Metallurgical Plant1,2 ..................................          534,000
                                                                                           ----------
                                                                                            1,733,125
                                                                                           ----------
               Telecommunications: 16.2%
               Common Stock
     710,000   Bashinformsvyaz1,2 ..................................................        1,171,500
       4,610   Chelyabinsksvyazinform2 .............................................          258,160
     250,000   Irkutskelectrosvyaz2 ................................................          298,750
      51,000   Krasnoyarskelectrosvyaz2 ............................................          479,400
       9,500   Lensvyaz1,2 .........................................................          451,250
      34,400   Moscow Intercity International Telephone1,2 .........................          227,040
         800   Moscow Telephone Systems ............................................        1,090,000
     243,890   Murmanskelectrosvyaz2 ...............................................          596,311
     501,000   Nizhnovsvyazinform2 .................................................        1,801,095
      20,383   Novosibirskaya Telephone2 ...........................................        1,487,959
      30,000   Novosibirskelectrosvyaz2 ............................................          180,000
     693,000   Rostelecom2 .........................................................        2,460,150
      17,000   Samarasvyazinform2 ..................................................        1,513,000
      50,000   Smolensksvyazinform1,2 ..............................................          150,000
      40,000   St. Petersburg Intercity International Telephone1,2 .................           62,000
     600,000   St. Petersburg Telecommunication2 ...................................          825,000



LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (continued)



  Number of                                                                                   Value
   Shares                                                 Security                           (Note 1)
----------------------------------------------------------------------------------------------------------
               Telecommunications (continued):
     130,000   Tyumentelecom2 ......................................................        $ 547,300
  10,000,000   Uralsvyazinform .....................................................          580,000
      80,020   Volgogradelectrosvyaz1,2 ............................................          300,075
      17,000   Yartelecom1,2 .......................................................           85,000
                                                                                           ----------
                                                                                           14,563,990
                                                                                           ----------
               Preferred Stock
     650,000   Irkutskelectrosvyaz1,2 ..............................................          464,750
      95,000   Krasnoyarskelectrosvyaz1,2 ..........................................          394,250
      27,000   Lensvyaz1,2 .........................................................          540,000
       1,450   Moscow Telephone Systems ............................................        1,016,450
     175,000   Murmanskelectrosvyaz1,2 .............................................          170,625
     360,000   Nizhnovsvyazinform1,2 ...............................................          792,000
      10,000   Novosbirskaya Telephone1,2 ..........................................          300,000
      60,000   Novosbirskelectrosvyaz1,2 ...........................................          264,000
     800,000   Rostelecom2 .........................................................        1,864,000
       8,300   Samarasvyazinform1,2 ................................................          435,750
     100,000   Smolensksvyazinform1,2 ..............................................          150,000
     210,000   St. Petersburg Telecommunication2 ...................................          183,750
     279,099   Tyumentelecom2 ......................................................          555,407
      33,500   Uraltelecom2 ........................................................          527,625
      45,000   Yartelecom1,2 .......................................................          135,000
                                                                                            ---------
                                                                                            7,793,607
                                                                                           ----------
                  Total Telecommunications .........................................       22,357,597
                                                                                           ----------
               Utilities: 18.8%
               Common Stock
   3,575,000   Bashkirenergo2 ......................................................        1,930,500
   1,700,000   Chelyabenergo2 ......................................................          901,000
   1,150,000   Irkutskenergo .......................................................          227,700
     500,000   Komienergo1,2 .......................................................           75,000
   1,170,000   Lenenergo2 ..........................................................          848,835
   6,750,000   Mosenergo ...........................................................        8,572,500
   1,600,000   Samaraenergo2 .......................................................          880,000
   1,485,000   Sverdlovskenergo2 ...................................................          854,618
  19,800,000   Unified Energy Systems2 .............................................        5,987,520
      70,000   Unified Energy Systems (GDR)2 .......................................        2,100,000
                                                                                           ----------
                                                                                           22,377,673
                                                                                           ----------
               Preferred Stock
     450,000   Chelyabenergo2 ......................................................          128,250
     915,000   Krasnoyarskenergo2 ..................................................          160,125
      85,000   Novosbirskenergo1,2 .................................................          459,000



LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(Including the Portfolio of Investments)
December 31, 1997 (continued)


 Number of shares
     or                                                                                        Value
 Principal Amount                                   Security                                (Note 1)
----------------------------------------------------------------------------------------------------------
               Utilities (continued):
               Preferred Stock
      24,600   Permenergo2 .........................................................  $        92,250
     700,000   Samaraenergo2 .......................................................          239,750
   1,906,000   Sverdloskenergo2 ....................................................          601,343
   8,500,000   Unified Energy Systems ..............................................        1,857,250
                                                                                          -----------
                                                                                            3,537,968
                                                                                          -----------
                  Total Utilities ..................................................       25,915,641
                                                                                          -----------
               Total Common & Preferred Stock
               (Cost $125,164,983) .................................................      102,476,304
                                                                                          -----------
               Government Obligations: 4.1%
  $2,000,000   City of Moscow, 9.5%, due 5/31/00 ...................................        1,875,000

   2,000,000   Russia Ministry of Finance, 10.0%, due 6/26/07 ......................        1,855,500
   2,000,000   Russia Ministry of Finance, 9.25%, due 11/27/01 .....................        1,907,000
                                                                                          -----------
               Total Government Obligations
               (Cost $6,048,933) ...................................................        5,637,500
                                                                                          -----------

               Short-Term Investments: 18.7%
               U.S. Government Agency Obligations: 17.0%
 $13,500,000   Federal Home Loan Mortgage Bank, 4.75%, due 01/02/98 ................       13,498,219
  10,000,000   Federal National Mortgage Association, 5.54%, due 01/26/98 ..........        9,961,900
                                                                                          -----------
                                                                                           23,460,119
                                                                                          -----------
U.S. Government Obligations: 1.7%
  $1,000,000   United States Treasury Bills, 5.15%, due 01/29/98 ...................          996,280
   1,000,000   United States Treasury Bills, 5.325%, due 01/10/98 ..................          999,250
     350,000   United States Treasury Bills, 5.35%, due 06/25/98 ...................          341,152
                                                                                          -----------
                                                                                            2,336,682
                                                                                          -----------
               Total Short-Term Investments
               (Cost $25,795,887) ..................................................       25,796,801
                                                                                          -----------
               Total Investments: 97.1%
               (Cost $157,009,803+)(Note 1) ........................................      133,910,605
               Other assets in excess of liabilities: 2.9% .........................        3,962,677
                                                                                          -----------
               Total Net Assets: 100.0%
               (equivalent to $17.50 per share on 7,879,455 shares outstanding) ....     $137,873,282
                                                                                          ===========


1 Illiquid Security (Note 8).
2 Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $157,440,602.


   The Notes to Financial Statements are an integral part of this statement.



LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investments, at value (cost $157,009,803) (Note1). .................................  $133,910,605
Cash ...............................................................................       519,525
Receivable for investment securities sold ..........................................     3,701,260
Receivable for shares sold .........................................................     1,311,376
Dividends and interest receivable ..................................................        70,358
Deferred organization expense, net (Note 1) ........................................        73,070
Other receivable ...................................................................       102,000
                                                                                       -----------
               Total Assets ........................................................   139,688,194
                                                                                       -----------

Liabilities
Due to Lexington Management Corporation (Note 2) ...................................       143,231
Payable for shares redeemed ........................................................     1,131,498
Distributions payable ..............................................................       407,560
Accrued expenses ...................................................................       132,623
                                                                                       -----------
               Total Liabilities ...................................................     1,814,912
                                                                                       -----------

Net Assets: (equivalent to $17.50 per share on
  7,879,455 shares outstanding) (Note 5). ..........................................  $137,873,282
                                                                                       ===========


Net Assets consist of:
Capital stock -- authorized 1,000,000,000 shares,
$.001 par value per share ..........................................................        $7,879
Additional paid-in capital (Note 1) ................................................   159,587,173
Accumulated deficit (Note 1) .......................................................       (27,179)
Accumulated net realized gain on investments (Note 1) ..............................     1,404,607
Unrealized depreciation on investments .............................................   (23,099,198)
                                                                                       -----------
               Total Net Assets ....................................................  $137,873,282
                                                                                       ===========


   The Notes to Financial Statements are an integral part of this statement.

Lexington Troika Dialog Russia Fund, Inc.
Statement of Operations
Year ended December 31, 1997


Investment Income
      Dividends ....................................................................   $ 115,632
      Interest .....................................................................   1,726,873
                                                                                     -----------
                                                                                       1,842,505
      Less: foreign tax expense ....................................................      15,006
                                                                                     -----------
           Total investment income .................................................            $ 1,827,499

Expenses
      Investment advisory fee (Note 2) .............................................   1,307,946
      Custodian expense ............................................................     967,109
      Distribution expense (Note 3) ................................................     261,583
      Transfer agent and shareholder servicing expense (Note 2) ....................     115,918
      Printing and mailing expenses ................................................      71,113
      Professional fees ............................................................      67,501
      Registration fees ............................................................      54,862
      Accounting expenses (Note 2) .................................................      51,188
      Directors' fees and expenses .................................................      45,689
      Amortization of deferred organization costs (Note 1) .........................      21,463
      Computer processing fees .....................................................      13,247
      Other expenses ...............................................................      43,069
                                                                                     -----------
           Total expenses ..........................................................   3,020,688
           Less: Redemption fee proceeds (Note 4 ) .................................   1,083,027         1,937,661
                                                                                     -----------       -----------
           Net investment loss .....................................................                      (110,162)

Realized and Unrealized Gain (Loss) on Investments (Note 6)
      Net realized gain on investments .............................................                    11,101,736
      Net change in unrealized appreciation on investments .........................                   (24,013,755)
                                                                                                       -----------

      Net realized and unrealized loss on investments ..............................                   (12,912,019)
                                                                                                       -----------

      Decrease in Net Assets Resulting from Operations .............................                 $ (13,022,181)
                                                                                                       ===========

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                      June 3, 1996
                                                                                                     (commencement
                                                                                  Year ended       of operations) to
                                                                                 December 31,        December 31,
                                                                                     1997                1996
                                                                                 ------------       ----------------
Net investment loss ...........................................................     $ (110,162)         $ (58,025)
Net realized gain from security transactions ..................................     11,101,736            457,898
Net change in unrealized appreciation of investments ..........................    (24,013,755)           914,557
                                                                                   -----------         ----------
     Net increase (decrease) in net assets resulting from operations ..........    (13,022,181)         1,314,430
Distributions to shareholders from net realized gains
     from security transactions ...............................................     (9,633,271)          (380,748)
Increase in net assets from capital share transactions (Note 5) ...............    146,682,278         12,912,774
                                                                                   -----------         ----------
          Net increase in net assets ..........................................    124,026,826         13,846,456


Net Assets:

Beginning of period ...........................................................   13,846,456                   --

                                                                                   -----------         ----------
End of period (including accumulated deficit of $27,179
     and $0, 1997 and 1996, respectively) .....................................   $137,873,282        $13,846,456
                                                                                   ===========         ==========













   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

1. SIGNIFICANT ACCOUNTING POLICIES

Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

      FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1997.

      FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS DIVIDENDS from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("TDAM") under which TDAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and TDAM, LMC pays TDAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12B-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the year ended December 31, 1997.

The  Fund  reimbursed  LMC  for  certain  expenses,   including  accounting  and
shareholder servicing costs of $101,046 which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1997 were $261,583 and are set forth in the statement of operations.

4. REDEMPTION FEE

A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed.
Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the year ended December 31, 1997 were $2,171,365. The amount available for offset against Fund expenses was $1,083,027 and is set forth in the statement of operations. Excess fee proceeds of $1,088,338 were added to the Fund's capital.

Lexington Troika Dialog Russia Fund, Inc. Notes to Financial Statements December 31, 1997 and 1996 (continued) 5. Capital Stock Transactions in capital stock were as follows:

                                                                                             June 3, 1996
                                                                                           (commencement of
                                                                   Year ended               operations) to
                                                                December 31, 1997          December 31, 1996
                                                               -------------------       --------------------
                                                              Shares       Amount        Shares       Amount
                                                              -------     --------       -------     --------
      Shares sold ....................................     11,666,846   $250,987,395    1,211,091    $12,667,903
      Shares issued on reinvestment of dividends .....        537,246      9,215,535       33,799        376,183
      Redemption fee proceeds ........................          --         1,088,338       --            --
                                                            ---------    -----------    ---------    -----------
                                                           12,204,092    261,291,268    1,244,890     13,044,086
      Shares redeemed ................................     (5,556,760)  (114,608,990)     (12,767)      (131,312)
                                                            ---------    -----------    ---------    -----------
      Net increase ...................................      6,647,332   $146,682,278    1,232,123    $12,912,774
                                                            =========    ===========     ========     ==========

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $162,304,648 and $53,786,844, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $3,777,484 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $27,307,481.

7. INVESTMENT AND CONCENTRATION RISKS

The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks, which may not be present in domestic investments or in other developed countries, include:

      MARKET CONCENTRATION, AND LIQUIDITY RISKS The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

      SETTLEMENT AND CUSTODY RISKS Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the Fund

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


7.  INVESTMENT AND CONCENTRATION RISKS (CONTINUED)

may be forced to remit securities before payment is received.

      FOREIGN CURRENCY AND EXCHANGE RISK The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

      POLITICAL AND ECONOMIC RISK Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership. In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 1997 and 1996 (continued)


8. ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.


                                                              Initial        Average
                                                             Acquisition     Cost Per         Market        % of Net
      Security                                    Shares        Date           Share           Value         Assets
      -------                                     ------     ----------       -------         ------         ------
Aeroflot                                           7,700       6/16/97        $161.13        $985,600        0.71%
Alfa Cement                                       38,000       3/25/97          18.20         779,000        0.57
Aviastar                                      32,500,000       6/25/97           0.04         788,125        0.57
Bashinformsvyaz                                  710,000       6/9/97            2.25       1,171,500        0.85
Gorkovsky Auto Plant (Preferred Stock)            10,000       7/2/97           40.70         530,000        0.38
Gostiny Dvor                                       7,000       10/6/97          42.50         210,000        0.15
Irkutskelectrosvyaz (Preferred Stock)            650,000       2/17/97           1.00         464,750        0.34
Komienergo                                       500,000       8/5/97            0.50          75,000        0.05
Krasnoyarskelectrosvyaz (Preferred Stock)         95,000       4/28/97           7.25         394,250        0.29
Krasny Kotelschik                                850,000       9/23/97           0.38         174,250        0.13
Lensvyaz                                           9,500       2/14/97          48.94         451,250        0.33
Lensvyaz (Preferred Stock)                        27,000       2/14/97          35.38         540,000        0.39
Medpolimer                                        21,900       8/6/97           10.50         224,475        0.16
Moscow Intercity International Telephone          34,400       5/27/97          18.36         227,040        0.17
Murmanskelectrosvyaz (Preferred Stock)           175,000       4/9/97            1.41         170,625        0.12
Nizhnovsvyazinform (Preferred Stock)             360,000      11/20/96           2.35         792,000        0.57
Novosbirskaya Telephone (Preferred Stock)         10,000       8/7/97           40.00         300,000        0.22
Novosbirskelectrosvyaz (Preferred Stock)          60,000       5/30/97           5.59         264,000        0.19
Novosbirskenergo (Preferred Stock)                85,000       2/27/97           5.65         459,000        0.33
Pervouralsk Pipe Works                           199,000       3/21/97           5.64         572,125        0.41
Samarasvyazinform (Preferred Stock)                8,300       1/9/97           48.11         435,750        0.32
Samson                                            23,800       7/9/97           50.82         452,200        0.33
Seversky Tube Works                               17,354       3/21/97           3.17          56,400        0.04
Sinarsky Trubny                                   46,000       4/9/97           10.63         280,600        0.20
Slavneft                                       6,550,000       5/6/97            0.72       2,620,000        1.90
Smolensksvyazinform                               50,000       6/20/97           6.40         150,000        0.11
Smolensksvyazinform (Preferred Stock)            100,000       8/6/97            5.00         150,000        0.11
Solikamsk Magnesium Plant                          2,000       9/30/97         115.13         186,500        0.14
St.Petersburg Intercity
  International Telephone                         40,000       5/27/97           2.60          62,000        0.04
Taganrogaky Metallurgical Plant                4,450,000       4/24/97           0.22         534,000        0.39
Transneft (Preferred Stock)                        1,800       7/27/97          53.06         540,000        0.39
Udmurtneftegaz (Preferred Stock)                   4,000       1/20/97          57.00         145,000        0.11
Volgogradelectrosvyaz                             80,020       4/21/97           3.91         300,075        0.22
Yartelecom                                        17,000       4/14/97           7.34          85,000        0.06
Yartelecom (Preferred Stock)                      45,000       4/14/97           4.26         135,000        0.10
Zvezda                                            50,000       8/21/97          29.90       1,037,500        0.75
                                                                                           ----------       -----
                                                                                          $16,743,015       12.14%
                                                                                           ==========       =====

9. TAX INFORMATION (UNAUDITED)

Capital gain distributions paid to shareholders by the Fund during the year ended December 31, 1997, whether taken in shares or cash were:
      $964, 632 are designated as 28 percent long-term capital gains.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                                              July 3, 1996
                                                                                             (effective SEC
                                                                           Year ended      registration date)
                                                                          December 31,       to December 31,
                                                                              1997               1996**
                                                                          ------------        -------------

Net asset value, beginning of period. .................................      $ 11.24            $ 12.12
                                                                            --------           --------
Income (loss) from investment operations:
   Net investment loss ................................................        (0.01)             (0.05)
   Net realized and unrealized gain (loss) on investments .............         7.57              (0.51)
                                                                            --------           --------
Total income (loss) from investment operations ........................         7.56              (0.56)
                                                                            --------           --------


Less distributions:
   Distributions from net realized gains ..............................        (1.30)             (0.32)
                                                                            --------           --------
Net asset value, end of period. .......................................      $ 17.50            $ 11.24
                                                                            ========           ========

Total return                                                                   67.50%            (9.01%)*

Ratio to average net assets:
   Expenses, before reimbursement or redemption fee proceeds. .........         2.89%              5.07%*
   Expenses, net of reimbursement or redemption fee proceeds. .........         1.85%              2.65%*
   Net investment loss, before reimbursement or
     redemption fee proceeds ..........................................        (1.14%)            (3.69%)*
   Net investment loss ................................................        (0.11%)            (1.27%)*
   Portfolio turnover rate ............................................        66.84%            115.55%*
   Average commission paid on equity security transactions*** .........           --                 --
   Net assets, end of period (000's omitted). .........................    $ 137,873            $ 13,846


  *Annualized
 **The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

***The average commission paid on equity security transactions for the year ended December 31, 1997 and for the period ended December 31, 1996 was less than $0.005 per share of securities purchased and sold.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Troika Dialog Russia Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 3, 1996 (effective SEC registration date) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities sold, but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Troika Dialog Russia Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from July 3, 1996 (effective SECregistration date) to December 31, 1996, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP









New York, New York
February 12, 1998

LEXINGTON
INVESTOR SERVICES

As a Lexington shareholder, you should be aware of the many services available to you.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                                    --------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                    --------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

                                    --------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                    --------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                    --------


SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                    --------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.


THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL FUND, INC.--Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.--Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND, INC.--Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0057. Read the prospectus carefully before you invest or send money.

*Redemptions on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

                                                             LEXINGTON
LEXINGTON
TROIKA DIALOG RUSSIA FUND, INC.                                [Logo]

Investment Adviser
----------------------------------
                                                             LEXINGTON
LEXINGTON MANAGEMENT CORPORATION                              TROIKA
P.O. Box 1515                                                 DIALOG
Park 80 West Plaza Two                                       FUND, INC.
Saddle Brook, New Jersey 07663
                                                      -------------------------
Sub-Advisor
----------------------------------
Troika Dialog Asset Management
6/3 1st Kolobovsky Per                                -------------------------
Moscow, 103051 Russia

Distributor                                                 ANNUAL REPORT
----------------------------------                        DECEMBER 31, 1997
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515                                           The Lexington Group
Park 80 West Plaza Two                                      of No Load
Saddle Brook, New Jersey 07663                          Investment Companies


All Shareholders requests for services of any kind should be sent to:

Transfer Agent
-----------------------------------------
STATE STREET BANK AND
TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Service and Sales: 1-800-526-0056
24 Hour Account Information:
1-800-526-0052
Outside U.S. (201) 845-7300
-----------------------------------------

(800) 526-0052

              "LEXLINE"
24 hour toll-free telephone access to your
          Lexington Fund Account
Price/Yield - Account Balances - Exchanges
Last Transactions - Total Return - Duplicate Statements
-------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Strategic Silver Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.